Exhibit 99.1

TENNECO INC.

10-Q SEGMENT DATA

Unaudited

(Millions)

	Q1 2016
	Clean Air Division				Ride Performance Division
	North America	Europe & South America	Asia Pacific	Total	North America	Europe & South America	Asia Pacific	Total	Other	Reclass & Elims	Total

Revenues from external customers	$765	$471	$279	$1,515	$323	$210	$88	$621	$—	$—	$2,136
Intersegment revenues	3	22	—	25	2	7	13	22	—	(47)	—
EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	62	15	34	111	42	(6)	13	49	(36)	—	124
Total assets	1,352	776	636	2,764	779	448	323	1,550	—	34	4,348

	Q2 2016
	Clean Air Division				Ride Performance Division
	North America	Europe & South America	Asia Pacific	Total	North America	Europe & South America	Asia Pacific	Total	Other	Reclass & Elims	Total

Revenues from external customers	$771	$517	$264	$1,552	$323	$250	$87	$660	$—	$—	$2,212
Intersegment revenues	3	25	—	28	2	8	12	22	—	(50)	—
EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	66	28	40	134	48	10	14	72	(29)	—	177
Total assets	1,353	761	600	2,714	778	433	317	1,528	—	34	4,276

	Q3 2016
	Clean Air Division				Ride Performance Division
	North America	Europe & South America	Asia Pacific	Total	North America	Europe & South America	Asia Pacific	Total	Other	Reclass & Elims	Total

Revenues from external customers	$716	$474	$270	$1,460	$306	$229	$101	$636	$—	$—	$2,096
Intersegment revenues	4	24	1	29	2	6	12	20	—	(49)	—
EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	44	29	38	111	37	8	18	63	(22)	—	152
Total assets	1,390	809	622	2,821	727	478	333	1,538	—	47	4,406

	Q4 2016
	Clean Air Division				Ride Performance Division
	North America	Europe & South America	Asia Pacific	Total	North America	Europe & South America	Asia Pacific	Total	Other	Reclass & Elims	Total

Revenues from external customers	$751	$477	$314	$1,542	$282	$220	$111	$613	$—	$—	$2,155
Intersegment revenues	3	21	2	26	3	6	11	20	—	(46)	—
EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	53	26	43	122	30	4	20	54	(101)	—	75
Total assets	1,356	697	679	2,732	723	488	352	1,563	—	47	4,342

We are a global manufacturer organized and manage our business along our two major product lines (clean air and ride performance) and three geographic areas (North America; Europe and South America; and Asia Pacific), resulting in six operating segments (North America Clean Air, North America Ride Performance, Europe and South America Clean Air, Europe and South America Ride Performance, Asia Pacific Clean Air and Asia Pacific Ride Performance). Within each geographical area, each operating segment manufactures and distributes either clean air or ride performance products primarily for the original equipment and aftermarket industries. Each of the six operating segments constitutes a reportable segment. Costs related to other business activities, primarily corporate headquarter functions, are disclosed separately from the six operating segments as “Other.” We evaluate segment performance based primarily on earnings before interest expense, income taxes, and noncontrolling interests. Products are transferred between segments and geographic areas on a basis intended to reflect as nearly as possible the “market value” of the products.

TENNECO INC.

10-K SEGMENT DATA

Unaudited

(Millions)

	FY 2016
	Clean Air Division				Ride Performance Division
	North America	Europe & South America	Asia Pacific	Total	North America	Europe & South America	Asia Pacific	Total	Other	Reclass & Elims	Total

Revenues from external customers	$3,003	$1,939	$1,127	$6,069	$1,234	$909	$387	$2,530	$—	$—	$8,599
Intersegment revenues	13	92	3	108	9	27	48	84	—	(192)	—
EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	225	98	155	478	157	16	65	238	(188)	—	528
Total assets	1,356	697	679	2,732	723	488	352	1,563	—	47	4,342

	FY 2015
	Clean Air Division				Ride Performance Division
	North America	Europe & South America	Asia Pacific	Total	North America	Europe & South America	Asia Pacific	Total	Other	Reclass & Elims	Total

Revenues from external customers	$2,851	$1,792	$1,080	$5,723	$1,313	$846	$327	$2,486	$—	$—	$8,209
Intersegment revenues	16	100	—	116	10	30	46	86	—	(202)	—
EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	244	49	124	417	155	(11)	45	189	(87)	—	519
Total assets	1,209	680	626	2,515	692	424	304	1,420	—	32	3,967

	FY 2014
	Clean Air Division				Ride Performance Division
	North America	Europe & South America	Asia Pacific	Total	North America	Europe & South America	Asia Pacific	Total	Other	Reclass & Elims	Total

Revenues from external customers	$2,815	$1,930	$1,066	$5,811	$1,351	$938	$320	$2,609	$—	$—	$8,420
Intersegment revenues	25	114	—	139	10	41	43	94	—	(233)	—
EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	237	57	103	397	143	37	39	219	(124)	—	492
Total assets	1,156	756	624	2,536	659	438	294	1,391	—	69	3,996

TENNECO INC.

RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)

Unaudited

(Millions)

	Q1 2016
	Revenues	Substrate Sales	Value-add Revenues	Currency Impact on Value-add Revenues	Value-add Revenues excluding Currency
Clean Air Division
North America	$765	$271	$494	$—	$494
Europe and South America	471	173	298	(19)	317
Asia Pacific	279	66	213	(10)	223

Total Clean Air Division	1,515	510	1,005	(29)	1,034

Ride Performance Division
North America	323	—	323	(4)	327
Europe and South America	210	—	210	(22)	232
Asia Pacific	88	—	88	(6)	94

Total Ride Performance Division	621	—	621	(32)	653

Total Tenneco Inc.	$2,136	$510	$1,626	$(61)	$1,687

	Q2 2016
	Revenues	Substrate Sales	Value-add Revenues	Currency Impact on Value-add Revenues	Value-add Revenues excluding Currency
Clean Air Division
North America	$771	$273	$498	$(1)	$499
Europe and South America	517	187	330	(13)	343
Asia Pacific	264	59	205	(11)	216

Total Clean Air Division	1,552	519	1,033	(25)	1,058

Ride Performance Division
North America	323	—	323	(4)	327
Europe and South America	250	—	250	(14)	264
Asia Pacific	87	—	87	(5)	92

Total Ride Performance Division	660	—	660	(23)	683

Total Tenneco Inc.	$2,212	$519	$1,693	$(48)	$1,741

	Q3 2016
	Revenues	Substrate Sales	Value-add Revenues	Currency Impact on Value-add Revenues	Value-add Revenues excluding Currency
Clean Air Division
North America	$716	$248	$468	$—	$468
Europe and South America	474	177	297	(11)	308
Asia Pacific	270	59	211	(8)	219

Total Clean Air Division	1,460	484	976	(19)	995

Ride Performance Division
North America	306	—	306	(2)	308
Europe and South America	229	—	229	(6)	235
Asia Pacific	101	—	101	(4)	105

Total Ride Performance Division	636	—	636	(12)	648

Total Tenneco Inc.	$2,096	$484	$1,612	$(31)	$1,643

	Q4 2016
	Revenues	Substrate Sales	Value-add Revenues	Currency Impact on Value-add Revenues	Value-add Revenues excluding Currency
Clean Air Division
North America	$751	$260	$491	$—	$491
Europe and South America	477	181	296	(14)	310
Asia Pacific	314	74	240	(15)	255

Total Clean Air Division	1,542	515	1,027	(29)	1,056

Ride Performance Division
North America	282	—	282	(3)	285
Europe and South America	220	—	220	(4)	224
Asia Pacific	111	—	111	(6)	117

Total Ride Performance Division	613	—	613	(13)	626

Total Tenneco Inc.	$2,155	$515	$1,640	$(42)	$1,682

(1)	Generally Accepted Accounting Principles
(2)	Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company’s revenues.

TENNECO INC.

RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)

Unaudited

(Millions)

	FY 2016
	Revenues	Substrate Sales	Value-add Revenues	Currency Impact on Value-add Revenues	Value-add Revenues excluding Currency
Clean Air Division
North America	$3,003	$1,052	$1,951	$(1)	$1,952
Europe and South America	1,939	718	1,221	(57)	1,278
Asia Pacific	1,127	258	869	(44)	913

Total Clean Air Division	6,069	2,028	4,041	(102)	4,143

Ride Performance Division
North America	1,234	—	1,234	(13)	1,247
Europe and South America	909	—	909	(46)	955
Asia Pacific	387	—	387	(21)	408

Total Ride Performance Division	2,530	—	2,530	(80)	2,610

Total Tenneco Inc.	$8,599	$2,028	$6,571	$(182)	$6,753

	FY 2015
	Revenues	Substrate Sales	Value-add Revenues	Currency Impact on Value-add Revenues	Value-add Revenues excluding Currency
Clean Air Division
North America	$2,851	$1,007	$1,844	$—	$1,844
Europe and South America	1,792	648	1,144	—	1,144
Asia Pacific	1,080	261	819	—	819

Total Clean Air Division	5,723	1,916	3,807	—	3,807

Ride Performance Division
North America	1,313	—	1,313	—	1,313
Europe and South America	846	—	846	—	846
Asia Pacific	327	—	327	—	327

Total Ride Performance Division	2,486	—	2,486	—	2,486

Total Tenneco Inc.	$8,209	$1,916	$6,293	$—	$6,293

(1)	Generally Accepted Accounting Principles
(2)	Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company’s revenues.

TENNECO INC.

RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)

Unaudited

(Millions)

	FY 2015
	Revenues	Substrate Sales	Value-add Revenues	Currency Impact on Value-add Revenues	Value-add Revenues excluding Currency
Clean Air Division
North America	$2,851	$1,007	$1,844	$(5)	$1,849
Europe and South America	1,792	648	1,144	(234)	1,378
Asia Pacific	1,080	261	819	(30)	849

Total Clean Air Division	5,723	1,916	3,807	(269)	4,076

Ride Performance Division
North America	1,313	—	1,313	(29)	1,342
Europe and South America	846	—	846	(190)	1,036
Asia Pacific	327	—	327	(20)	347

Total Ride Performance Division	2,486	—	2,486	(239)	2,725

Total Tenneco Inc.	$8,209	$1,916	$6,293	$(508)	$6,801

	FY 2014
	Revenues	Substrate Sales	Value-add Revenues	Currency Impact on Value-add Revenues	Value-add Revenues excluding Currency
Clean Air Division
North America	$2,815	$1,045	$1,770	$—	$1,770
Europe and South America	1,930	651	1,279	—	1,279
Asia Pacific	1,066	238	828	—	828

Total Clean Air Division	5,811	1,934	3,877	—	3,877

Ride Performance Division
North America	1,351	—	1,351	—	1,351
Europe and South America	938	—	938	—	938
Asia Pacific	320	—	320	—	320

Total Ride Performance Division	2,609	—	2,609	—	2,609

Total Tenneco Inc.	$8,420	$1,934	$6,486	$—	$6,486

(1)	Generally Accepted Accounting Principles
(2)	Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company’s revenues.

TENNECO INC.

RECONCILIATION OF GAAP(1) TO NON-GAAP EARNINGS MEASURES(2)

Unaudited

(Millions)

	Q1 2016
	Clean Air Division				Ride Performance Division
	North America	Europe & South America	Asia Pacific	Total	North America	Europe & South America	Asia Pacific	Total	Other	Total
EBIT	$62	$15	$34	$111	$42	$(6)	$13	$49	$(36)	$124
Restructuring and related expenses	—	—	—	—	—	14	—	14	—	14

Adjusted EBIT	$62	$15	$34	$111	$42	$8	$13	$63	$(36)	$138

	Q2 2016
	Clean Air Division				Ride Performance Division
	North America	Europe & South America	Asia Pacific	Total	North America	Europe & South America	Asia Pacific	Total	Other	Total
EBIT	$66	$28	$40	$134	$48	$10	$14	$72	$(29)	$177
Restructuring and related expenses	—	1	—	1	1	3	—	4	—	5

Adjusted EBIT	$66	$29	$40	$135	$49	$13	$14	$76	$(29)	$182

	Q3 2016
	Clean Air Division				Ride Performance Division
	North America	Europe & South America	Asia Pacific	Total	North America	Europe & South America	Asia Pacific	Total	Other	Total
EBIT	$44	$29	$38	$111	$37	$8	$18	$63	$(22)	$152
Restructuring and related expenses	—	1	1	2	5	—	—	5	—	7

Adjusted EBIT	$44	$30	$39	$113	$42	$8	$18	$68	$(22)	$159

	Q4 2016
	Clean Air Division				Ride Performance Division
	North America	Europe & South America	Asia Pacific	Total	North America	Europe & South America	Asia Pacific	Total	Other	Total
EBIT	$53	$26	$43	$122	$30	$4	$20	$54	$(101)	$75
Restructuring and related expenses	—	1	3	4	—	3	1	4	2	10
Pension charges (3)	—	—	—	—	—	—	—	—	72	72

Adjusted EBIT	$53	$27	$46	$126	$30	$7	$21	$58	$(27)	$157

(1)	Generally Accepted Accounting Principles
(2)	Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company’s financial results in any particular period.
(3)	Charges related to Pension derisking.

TENNECO INC.

RECONCILIATION OF GAAP(1) TO NON-GAAP EARNINGS MEASURES(2)

Unaudited

(Millions)

	FY 2016
	Clean Air Division				Ride Performance Division
	North America	Europe & South America	Asia Pacific	Total	North America	Europe & South America	Asia Pacific	Total	Other	Total
EBIT	$225	$98	$155	$478	$157	$16	$65	$238	$(188)	$528
Restructuring and related expenses	—	3	4	7	6	20	1	27	2	36
Pension charges (3)	—	—	—	—	—	—	—	—	72	72

Adjusted EBIT	$225	$101	$159	$485	$163	$36	$66	$265	$(114)	$636

	FY 2015
	Clean Air Division				Ride Performance Division
	North America	Europe & South America	Asia Pacific	Total	North America	Europe & South America	Asia Pacific	Total	Other	Total
EBIT	$244	$49	$124	$417	$155	$(11)	$45	$189	$(87)	$519
Restructuring and related expenses	—	6	4	10	2	49	2	53	—	63
Pension charges (3)	—	—	—	—	—	—	—	—	4	4

Adjusted EBIT	$244	$55	$128	$427	$157	$38	$47	$242	$(83)	$586

	FY 2014
	Clean Air Division				Ride Performance Division
	North America	Europe & South America	Asia Pacific	Total	North America	Europe & South America	Asia Pacific	Total	Other	Total
EBIT	$237	$57	$103	$397	$143	$37	$39	$219	$(124)	$492
Restructuring and related expenses	1	10	6	17	5	22	1	28	4	49
Pension/Postretirement charges (3)	—	—	—	—	1	—	—	1	31	32
Bad debt charge (4)	—	4	—	4	—	—	—	—	—	4

Adjusted EBIT	$238	$71	$109	$418	$149	$59	$40	$248	$(89)	$577

(1)	Generally Accepted Accounting Principles
(2)	Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company’s financial results in any particular period.
(3)	Charges related to Pension derisking and postretirement medical true-up.
(4)	Charge related to the bankruptcy of an aftermarket customer in Europe.

TENNECO INC.

RECONCILIATION OF GAAP (1) REVENUE AND EARNINGS TO NON-GAAP REVENUE AND EARNINGS MEASURES (2)

Unaudited

(Millions except percents)

	Q1 2016
	Clean Air Division				Ride Performance Division
	North America	Europe & South America	Asia Pacific	Total	North America	Europe & South America	Asia Pacific	Total	Other	Total
Net sales and operating revenues	$765	$471	$279	$1,515	$323	$210	$88	$621	$—	$2,136

Less: Substrate sales	271	173	66	510	—	—	—	—	—	510

Value-add revenues	$494	$298	$213	$1,005	$323	$210	$88	$621	$—	$1,626

EBIT	$62	$15	$34	$111	$42	$(6)	$13	$49	$(36)	$124

EBIT as a % of revenue	8.1%	3.2%	12.2%	7.3%	13.0%	-2.9%	14.8%	7.9%		5.8%
EBIT as a % of value-add revenue	12.6%	5.0%	16.0%	11.0%	13.0%	-2.9%	14.8%	7.9%		7.6%

Adjusted EBIT	$62	$15	$34	$111	$42	$8	$13	$63	$(36)	$138

Adjusted EBIT as a % of revenue	8.1%	3.2%	12.2%	7.3%	13.0%	3.8%	14.8%	10.1%		6.5%
Adjusted EBIT as a % of value-add revenue	12.6%	5.0%	16.0%	11.0%	13.0%	3.8%	14.8%	10.1%		8.5%

	Q2 2016
	Clean Air Division				Ride Performance Division
	North America	Europe & South America	Asia Pacific	Total	North America	Europe & South America	Asia Pacific	Total	Other	Total
Net sales and operating revenues	$771	$517	$264	$1,552	$323	$250	$87	$660	$—	$2,212

Less: Substrate sales	273	187	59	519	—	—	—	—	—	519

Value-add revenues	$498	$330	$205	$1,033	$323	$250	$87	$660	$—	$1,693

EBIT	$66	$28	$40	$134	$48	$10	$14	$72	$(29)	$177

EBIT as a % of revenue	8.6%	5.4%	15.2%	8.6%	14.9%	4.0%	16.1%	10.9%		8.0%
EBIT as a % of value-add revenue	13.3%	8.5%	19.5%	13.0%	14.9%	4.0%	16.1%	10.9%		10.5%

Adjusted EBIT	$66	$29	$40	$135	$49	$13	$14	$76	$(29)	$182

Adjusted EBIT as a % of revenue	8.6%	5.6%	15.2%	8.7%	15.2%	5.2%	16.1%	11.5%		8.2%
Adjusted EBIT as a % of value-add revenue	13.3%	8.8%	19.5%	13.1%	15.2%	5.2%	16.1%	11.5%		10.8%

	Q3 2016
	Clean Air Division				Ride Performance Division
	North America	Europe & South America	Asia Pacific	Total	North America	Europe & South America	Asia Pacific	Total	Other	Total
Net sales and operating revenues	$716	$474	$270	$1,460	$306	$229	$101	$636	$—	$2,096

Less: Substrate sales	248	177	59	484	—	—	—	—	—	484

Value-add revenues	$468	$297	$211	$976	$306	$229	$101	$636	$—	$1,612

EBIT	$44	$29	$38	$111	$37	$8	$18	$63	$(22)	$152

EBIT as a % of revenue	6.1%	6.1%	14.1%	7.6%	12.1%	3.5%	17.8%	9.9%		7.3%
EBIT as a % of value-add revenue	9.4%	9.8%	18.0%	11.4%	12.1%	3.5%	17.8%	9.9%		9.4%

Adjusted EBIT	$44	$30	$39	$113	$42	$8	$18	$68	$(22)	$159

Adjusted EBIT as a % of revenue	6.1%	6.3%	14.4%	7.7%	13.7%	3.5%	17.8%	10.7%		7.6%
Adjusted EBIT as a % of value-add revenue	9.4%	10.1%	18.5%	11.6%	13.7%	3.5%	17.8%	10.7%		9.9%

	Q4 2016
	Clean Air Division				Ride Performance Division
	North America	Europe & South America	Asia Pacific	Total	North America	Europe & South America	Asia Pacific	Total	Other	Total
Net sales and operating revenues	$751	$477	$314	$1,542	$282	$220	$111	$613	$—	$2,155

Less: Substrate sales	260	181	74	515	—	—	—	—	—	515

Value-add revenues	$491	$296	$240	$1,027	$282	$220	$111	$613	$—	$1,640

EBIT	$53	$26	$43	$122	$30	$4	$20	$54	$(101)	$75

EBIT as a % of revenue	7.1%	5.5%	13.7%	7.9%	10.6%	1.8%	18.0%	8.8%		3.5%
EBIT as a % of value-add revenue	10.8%	8.8%	17.9%	11.9%	10.6%	1.8%	18.0%	8.8%		4.6%

Adjusted EBIT	$53	$27	$46	$126	$30	$7	$21	$58	$(27)	$157

Adjusted EBIT as a % of revenue	7.1%	5.7%	14.6%	8.2%	10.6%	3.2%	18.9%	9.5%		7.3%
Adjusted EBIT as a % of value-add revenue	10.8%	9.1%	19.2%	12.3%	10.6%	3.2%	18.9%	9.5%		9.6%

(1)	Generally Accepted Accounting Principles
(2)	Tenneco presents the above reconciliation of revenues in order to reflect EBIT as a percent of both total revenues and value-add revenues. Substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Further, presenting EBIT as a percent of value-add revenue assists investors in evaluating our company’s operational performance without the impact of such substrate sales.

TENNECO INC.

RECONCILIATION OF GAAP (1) REVENUE AND EARNINGS TO NON-GAAP REVENUE AND EARNINGS MEASURES (2)

Unaudited

(Millions except percents)

	FY 2016
	Clean Air Division				Ride Performance Division
	North America	Europe & South America	Asia Pacific	Total	North America	Europe & South America	Asia Pacific	Total	Other	Total
Net sales and operating revenues	$3,003	$1,939	$1,127	$6,069	$1,234	$909	$387	$2,530	$—	$8,599

Less: Substrate sales	1,052	718	258	2,028	—	—	—	—	—	2,028

Value-add revenues	$1,951	$1,221	$869	$4,041	$1,234	$909	$387	$2,530	$—	$6,571

EBIT	$225	$98	$155	$478	$157	$16	$65	$238	$(188)	$528

EBIT as a % of revenue	7.5%	5.1%	13.8%	7.9%	12.7%	1.8%	16.8%	9.4%		6.1%
EBIT as a % of value-add revenue	11.5%	8.0%	17.8%	11.8%	12.7%	1.8%	16.8%	9.4%		8.0%

Adjusted EBIT	$225	$101	$159	$485	$163	$36	$66	$265	$(114)	$636

Adjusted EBIT as a % of revenue	7.5%	5.2%	14.1%	8.0%	13.2%	4.0%	17.1%	10.5%		7.4%
Adjusted EBIT as a % of value-add revenue	11.5%	8.3%	18.3%	12.0%	13.2%	4.0%	17.1%	10.5%		9.7%

	FY 2015
	Clean Air Division				Ride Performance Division
	North America	Europe & South America	Asia Pacific	Total	North America	Europe & South America	Asia Pacific	Total	Other	Total
Net sales and operating revenues	$2,851	$1,792	$1,080	$5,723	$1,313	$846	$327	$2,486	$—	$8,209

Less: Substrate sales	1,007	648	261	1,916	—	—	—	—	—	1,916

Value-add revenues	$1,844	$1,144	$819	$3,807	$1,313	$846	$327	$2,486	$—	$6,293

EBIT	$244	$49	$124	$417	$155	$(11)	$45	$189	$(87)	$519

EBIT as a % of revenue	8.6%	2.7%	11.5%	7.3%	11.8%	-1.3%	13.8%	7.6%		6.3%
EBIT as a % of value-add revenue	13.2%	4.3%	15.1%	11.0%	11.8%	-1.3%	13.8%	7.6%		8.2%

Adjusted EBIT	$244	$55	$128	$427	$157	$38	$47	$242	$(83)	$586

Adjusted EBIT as a % of revenue	8.6%	3.1%	11.9%	7.5%	12.0%	4.5%	14.4%	9.7%		7.1%
Adjusted EBIT as a % of value-add revenue	13.2%	4.8%	15.6%	11.2%	12.0%	4.5%	14.4%	9.7%		9.3%

	FY 2014
	Clean Air Division				Ride Performance Division
	North America	Europe & South America	Asia Pacific	Total	North America	Europe & South America	Asia Pacific	Total	Other	Total
Net sales and operating revenues	$2,815	$1,930	$1,066	$5,811	$1,351	$938	$320	$2,609	$—	$8,420

Less: Substrate sales	1,045	651	238	1,934	—	—	—	—	—	1,934

Value-add revenues	$1,770	$1,279	$828	$3,877	$1,351	$938	$320	$2,609	$—	$6,486

EBIT	$237	$57	$103	$397	$143	$37	$39	$219	$(124)	$492

EBIT as a % of revenue	8.4%	3.0%	9.7%	6.8%	10.6%	3.9%	12.2%	8.4%		5.8%
EBIT as a % of value-add revenue	13.4%	4.5%	12.4%	10.2%	10.6%	3.9%	12.2%	8.4%		7.6%

Adjusted EBIT	$238	$71	$109	$418	$149	$59	$40	$248	$(89)	$577

Adjusted EBIT as a % of revenue	8.5%	3.7%	10.2%	7.2%	11.0%	6.3%	12.5%	9.5%		6.9%
Adjusted EBIT as a % of value-add revenue	13.4%	5.6%	13.2%	10.8%	11.0%	6.3%	12.5%	9.5%		8.9%

(1)	Generally Accepted Accounting Principles
(2)	Tenneco presents the above reconciliation of revenues in order to reflect EBIT as a percent of both total revenues and value-add revenues. Substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Further, presenting EBIT as a percent of value-add revenue assists investors in evaluating our company’s operational performance without the impact of such substrate sales.

TENNECO INC.

RECONCILIATION OF GAAP(1) EBIT TO EBITDA INCLUDING NONCONTROLLING INTERESTS (2)

Unaudited

(Millions)

	Q1 2016
	Clean Air Division				Ride Performance Division
	North America	Europe & South America	Asia Pacific	Total	North America	Europe & South America	Asia Pacific	Total	Other	Total

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$62	$15	$34	$111	$42	$(6)	$13	$49	$(36)	$124

Depreciation and amortization of other intangibles	15	9	8	32	9	10	3	22	—	54

Total EBITDA including noncontrolling interests (2)	$77	$24	$42	$143	$51	$4	$16	$71	$(36)	$178

	Q2 2016
	Clean Air Division				Ride Performance Division
	North America	Europe & South America	Asia Pacific	Total	North America	Europe & South America	Asia Pacific	Total	Other	Total

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$66	$28	$40	$134	$48	$10	$14	$72	$(29)	$177

Depreciation and amortization of other intangibles	17	11	6	34	8	7	3	18	—	52

Total EBITDA including noncontrolling interests (2)	$83	$39	$46	$168	$56	$17	$17	$90	$(29)	$229

	Q3 2016
	Clean Air Division				Ride Performance Division
	North America	Europe & South America	Asia Pacific	Total	North America	Europe & South America	Asia Pacific	Total	Other	Total

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$44	$29	$38	$111	$37	$8	$18	$63	$(22)	$152

Depreciation and amortization of other intangibles	18	11	7	36	9	6	2	17	—	53

Total EBITDA including noncontrolling interests (2)	$62	$40	$45	$147	$46	$14	$20	$80	$(22)	$205

	Q4 2016
	Clean Air Division				Ride Performance Division
	North America	Europe & South America	Asia Pacific	Total	North America	Europe & South America	Asia Pacific	Total	Other	Total

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$53	$26	$43	$122	$30	$4	$20	$54	$(101)	$75

Depreciation and amortization of other intangibles	16	11	8	35	9	7	2	18	—	53

Total EBITDA including noncontrolling interests (2)	$69	$37	$51	$157	$39	$11	$22	$72	$(101)	$128

(1)	Generally Accepted Accounting Principles
(2)	EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company’s performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

TENNECO INC.

RECONCILIATION OF GAAP(1) EBIT TO EBITDA INCLUDING NONCONTROLLING INTERESTS (2)

Unaudited

(Millions)

	FY 2016
	Clean Air Division				Ride Performance Division
	North America	Europe & South America	Asia Pacific	Total	North America	Europe & South America	Asia Pacific	Total	Other	Total
EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$225	$98	$155	$478	$157	$16	$65	$238	$(188)	$528

Depreciation and amortization of other intangibles	66	42	29	137	35	30	10	75	—	212

Total EBITDA including noncontrolling interests (2)	$291	$140	$184	$615	$192	$46	$75	$313	$(188)	$740

	FY 2015
	Clean Air Division				Ride Performance Division
	North America	Europe & South America	Asia Pacific	Total	North America	Europe & South America	Asia Pacific	Total	Other	Total
EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$244	$49	$124	$417	$155	$(11)	$45	$189	$(87)	$519

Depreciation and amortization of other intangibles	65	39	26	130	33	31	9	73	—	203

Total EBITDA including noncontrolling interests (2)	$309	$88	$150	$547	$188	$20	$54	$262	$(87)	$722

	FY 2014
	Clean Air Division				Ride Performance Division
	North America	Europe & South America	Asia Pacific	Total	North America	Europe & South America	Asia Pacific	Total	Other	Total
EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$237	$57	$103	$397	$143	$37	$39	$219	$(124)	$492

Depreciation and amortization of other intangibles	66	44	23	133	33	32	10	75	—	208

Total EBITDA including noncontrolling interests (2)	$303	$101	$126	$530	$176	$69	$49	$294	$(124)	$700

(1)	Generally Accepted Accounting Principles
(2)	EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company’s performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.